Accounts Receivable, Net	12 Months Ended
Sep. 30, 2022
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable consists of the following:

	September 30, 2022	September 30, 2021
Accounts receivable	$15,975,717	$16,020,269
Less: allowance for doubtful accounts	(791,827)	(446,527)
Accounts receivable, net	$15,183,890	$15,573,742

The Company’s accounts receivable primarily includes the balance due from customers when the Company’s pharmaceutical products are sold and delivered to customers. All of the Company’s accounts receivable balance at September 30, 2021 has been collected in the fiscal year 2022. As of date of this report, approximately 71.9%, or $10.9 million, of the Company’s net account receivable balance at September 30, 2022 has been subsequently collected and the remaining balance is expected to be substantially collected before March 31, 2023.

The following table summarizes the Company’s accounts receivable and subsequent collection by aging bucket:

Accounts Receivable by aging bucket	Balance as of September 30, 2022	Subsequent collection	% of subsequent collection
Less than 3 months	$6,673,685	$4,135,508	62.0%
From 4 to 6 months	6,970,635	5,360,236	76.9%
From 7 to 9 months	1,554,318	1,089,957	70.1%
From 10 to 12 months	285,871	180,564	63.2%
Over 1 year	491,208	152,711	31.1%
Total gross accounts receivable	15,975,717	10,918,976	68.3%
Allowance for doubtful accounts	(791,827)	-
Accounts Receivable, net	$15,183,890	$10,918,976	71.9%

Allowance for doubtful accounts movement is as follows:

	September 30, 2022	September 30, 2021
Beginning balance	$446,527	$639,991
Additions	419,353	-
Bad debt recovery	-	(225,660)
Foreign currency translation adjustments	(74,053)	32,196
Ending balance	$791,827	$446,527